UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2013
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 14, 2013, Cavco Industries, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the "Purchase Agreement") with Third Avenue Trust, a Delaware Trust, on behalf of Third Avenue Value Fund, (“TAVF”), the Whitman High Conviction Fund, (“WHCF”, each individually a “Seller” and collectively, the “Sellers”), pursuant to which the Company proposes to purchase the outstanding shares of Fleetwood Homes, Inc. (“Fleetwood”) held by the Sellers (the “Fleetwood Shares”). The Company currently already owns 50% of the outstanding shares of Fleetwood. Following the closing of the Purchase Agreement the Company will own 100% of the outstanding shares of Fleetwood.

Pursuant to the Purchase Agreement, the Company will issue up to approximately 2,031,193 shares of the Company's common stock in consideration for the Fleetwood Stock, which represents up to approximately 22.6% of the Company's common stock following the issuance. The number of shares issuable to Seller will be determined by dividing the purchase price of $91,403,696 by the average of the volume weighted average prices (the “VWAP Price”) on each of the sixty (60) consecutive trading days ending on the last trading day immediately prior to the closing date; provided, however, that in no event shall the average of the VWAP Price of the Company's common stock used to determine the amount of the Shares issued be less than $45.00 per share or greater than $55.00 per share.

The closing of the Purchase Agreement is subject to certain conditions, including, among others, (i) approval by the Company's stockholders of the Company's issuance of the common stock to the Sellers (the “Stockholder Approval”); (ii) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Act; and (iii) the accuracy of representations and warranties and compliance with covenants as provided for in the Purchase Agreement. The Purchase Agreement is expected to close no later than August 31, 2013.

The Purchase Agreement may be terminated, on or prior to the closing date, by, among other things: (i) the mutual written consent of the Company and the Sellers; (ii) any of the parties if the closing date has not occurred on or before August 31, 2013; (iii) any of the parties if a governmental authority has issued an order prohibiting the transactions contemplated by the Purchase Agreement and (iv) any of the parties in the event the Company does not obtain Stockholder Approval.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included to provide stockholders with information regarding its terms. The Purchase Agreement is not intended to be a source of financial, business or operational information, or provide any other factual information, about the Company. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of such agreement, are as of specific dates, are solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties thereto, and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to stockholders. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 3.02.	Unregistered Sale of Securities

The information regarding the proposed issuance of shares of Common Stock set forth in Item 1.01 above is incorporated herein by reference.

The shares of common stock to be issued to the Sellers in connection with the Purchase Agreement will be offered and sold in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of shares of common stock to the Sellers is a privately negotiated transaction with the Sellers that did not involve a general solicitation. The certificates representing the shares of common stock to be issued in connection with the Purchase Agreement will contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration.

Safe Harbor

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Stockholders can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “expect,” “reaffirm,” “anticipate,” “plan,” “believe,” “estimate,” “may,” “will,” “predict,” “project,” “might,” “intend,” “potential,” “could,” “would,” “should,” “optimistic,” “seek,” “continue,” “pursue,” or “our future success depends,” or the negative or other variations thereof or comparable terminology, are intended to identify such forward-looking statements. In particular, they include statements relating to, among other things, future actions, strategies, future performance and future financial results of the Company. These forward-looking statements are based on current expectations and projections about future events. The forward-looking statements in this document include those with respect to the expected timing of the completion of the transaction.

Stockholders are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended March 30, 2013; overall economic conditions; the results of ongoing litigation; the effects of economic, credit and capital market conditions on the economy in general and general market conditions. Risk and uncertainties related to the proposed transaction include, but are not limited to delays in or failure to obtain any required governmental and regulatory approvals with respect to the transaction; failure to obtain stockholder approval of the issuance of the Company's common stock in connection with the transaction; failure to consummate or delay in consummating the transaction for other reasons; the possibility that the expected benefits of the transaction may not materialize as expected and disruption from the proposed transaction making it more difficult to maintain business and operational relationships.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements. Stockholders are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Additional Information

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement regarding the issuance of the Company's common stock in connection with the proposed transaction. The proxy statement will be mailed to the Company's stockholders. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Stockholders will also be able to obtain a free copy of these documents (when they are available), as well as other filings made by the Company, without charge, at the SEC's web site at http://www.sec.gov.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit

Number	Description

2.1	Stock Purchase Agreement, dated June 14, 2013, by and among Third Avenue Trust, a Delaware Trust, the Whitman High Conviction Fund and Cavco Industries, Inc., a Delaware corporation.

99.1	Press Release dated June 14, 2013
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ James P. Glew
	Name: Title:	James P. Glew Secretary

Date: June 14, 2013

EXHIBIT INDEX

Exhibit

Number	Description

2.1	Stock Purchase Agreement, dated June 14, 2013, by and among Third Avenue Trust, a Delaware Trust, the Whitman High Conviction Fund and Cavco Industries, Inc., a Delaware corporation

99.1	Press Release dated June 14, 2013